EXHIBIT 10.1

                            DEFERRED SHARE AGREEMENT

This Agreement made as of the 1st day of July 2002, between:

                                    ALCANCORP
                                 (the "Company")
                                      -and-
                                MARTHA F. BROOKS
                                (the "Executive")

WHEREAS the Company wishes to employ and retain the Executive;

THEREFORE, the parties hereto agree as follows:

1.   GRANT OF SHARES

     The Company will grant to the Executive, 33,500 shares of Alcan Inc. on the third anniversary of his employment date, after having completed 3 years of service.

2.   ADMINISTRATION

     The Company retains the right to either issue the shares from Treasury or to purchase the shares on the open market.

     The deliverance of the share certificate will trigger a taxable event and the amount will be included in the Executive's taxable income.

     The amount will not be considered pensionable earnings for purposes of the pension plan.

     In the event of death of the Executive, prior to the third anniversary, the share certificate will be delivered to the Estate of the Executive within 30 days from date of death.

3.   GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of Ohio, U.S.A.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                     ALCAN INC.

                                                     /s/ Martha F. Brooks
                                                     ---------------------------
                                                     Martha F. Brooks (Print)

                                                     /s/ Gaston Ouellet
                                                     ---------------------------
                                                     Gaston Ouellet
                                                     Senior Vice President

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